Exhibit 10.1


                               TELUS CORPORATION
                      SHARE OPTION AND COMPENSATION PLAN
                     as amended and restated October 2004


                                   ARTICLE 1
                                PURPOSE OF PLAN

1.1 The purpose of the Plan is to assist non-employee directors, officers and designated employees of the Company and its Subsidiaries to participate in the growth and development of the Company and its Subsidiaries by providing such persons with the most opportunity, through share options and other rights with respect to compensation to: acquire an increased proprietary interest in the Company; align shareholders' and directors' and executives' interests; and provide incentive compensation to such persons based on the appreciation in the value of the Shares of the Company.


                                   ARTICLE 2
                                 DEFINED TERMS

         Where used herein, the following terms shall have the following meanings, respectively:

2.1      "Annual Notice" shall have the meaning set forth in Section 8.1;

2.2 "Annual Retainer" means the aggregate annual dollar amount, fixed from time to time by the Board, payable to each Non-Employee Director as a retainer for services as a director, committee member, or committee chair or payable to the Chairman of the Board for services;

2.3 "Average Cost" means the total cost of the acquisition of Shares on the Stock Exchange, divided by the number of Shares acquired;

2.4      "Board" means the board of directors of the Company;

2.5 "Business Day" means any day, other than a Saturday or a Sunday, on which the Stock Exchange is open for trading;

2.6 "Committee" means either the HRC Committee or the Governance Committee, as the case may be;

2.7 "Common Shares" mean the Common Shares without par value in the capital of the Company or, in the event of any adjustment as provided in
Article 9 hereof, such shares or securities as a person shall be entitled to or provided with herein;

2.8 "Company" means TELUS Corporation, and includes any successor corporation thereto;

2.9 "Compensation Portion" means those fees paid to Non-Employee Directors as contemplated under Section 8.2 or 8.8 hereof;

2.10 "Deferred Share Unit" means the right to receive equivalent value of Common Shares or Non-Voting Shares in an account maintained for the Non-Employee Director and to receive the Market Price of Common Shares or Non-Voting Shares, as the case may be, upon termination as provided in Section
8.8 hereof, either in cash or at the option of the Company, in Non-Voting Shares to be issued from treasury;

2.11     "Director" means a member of the Board;

2.12 "Directors Options" mean Options granted pursuant to Article 6 hereof;

2.13     "Effective Date" means March 10, 1999;

2.14 "Eligible Person" means any officer or designated employee of the Company or any officer or designated employee of any Subsidiary;

2.15     "Employee Options" mean Options granted pursuant to Article 5 hereof;

2.16 "Exercise Date" means the Business Day on which the Company through the Corporate Secretary of the Company receives (i) notice of an exercise of an Option or (ii) if an Option Purchase Right has been granted or issued, the Option Purchase Notice; provided that if the notice of exercise or Option Purchase Notice is received on a day which is not a Business Day, the Exercise Date shall be the next Business Day following the receipt of such notice of exercise or Option Purchase Notice;

2.17 "Governance Committee" means the Corporate Governance Committee of the Board.

2.18 "Grant Date" means, with respect to an Option, the date on which any Option is approved by the Board for grant hereunder;

2.19 "HRC Committee" shall mean the Human Resources and Compensation Committee of the Board;

2.20 "insider" shall have the meaning as defined in the Securities Act (Ontario), as such provision is from time to time amended, varied or re-enacted;

2.21 "Market Price" in respect of a Share means the weighted average price per Share at which the Shares if that class trade on the Stock Exchange (or if such Shares are not then listed and posted for trading on the Stock Exchange, on such stock exchange on which such Shares are listed and posted for trading as may be selected for such purpose by the applicable Committee) on the last Business Day preceding the date on which the Market Price is calculated thereon;

2.22 "Meeting Fees" mean the dollar amount paid to each Non-Employee Director for each directors meeting or committee meeting attended;

2.23 "Non-Employee Director" means a Director who is not a full or part time employee of the Company or any of its affiliates;

2.24 "Non-Voting Shares" means the Non-Voting Shares without par value in the capital of the Company, or in the event of any adjustment as provided in
Article 9 hereof, such shares or securities as a person shall be entitled to or provided with herein;

2.25 "Option" means the irrevocable option to purchase Common Shares or Non-Voting granted under the Plan whether as Employee Options or Directors Options, as the case may be;

2.26 "Option Price" means in respect of a Common Share or a Non-Voting Share either: (i) the Market Price on the Grant Date, or (ii) the price as determined by the applicable Committee at the grant of the Option which shall be not be less than the Market Price determined in (i);

2.27     "Option Purchase Notice" shall have the meaning as set forth in
Section 7.2 hereof;

2.28 "Option Purchase Price" means in respect of a Common Share with respect to which an Option Purchase Notice is given, the Market Price of the Common Shares on the Exercise Date of the Option Purchase Notice;

2.29 "Option Purchase Right" means the right granted at the time of the grant of an Option entitling that Optionee to issue an Option Purchase Notice with respect to that Option;

2.30     "Optionee" means a person to whom an Option has been granted;

2.31     "Overriding Notice" shall have the meaning as set forth in Section
7.2 hereof;

2.32 "Ownership Target" means an amount determined by the Board on recommendation of the Governance Committee from time to time, as the required market value, as calculated at the Market Price, in Shares and Deferred Share Units to be owned by a Non-Employee Director;

2.33 "Plan" means the TELUS Corporation Share Option and Compensation Plan, as embodied herein, as the same may be amended or varied from time to time;

2.34 "Plan Administrator" means the administrator of the Plan as established pursuant to Section 11.1 hereof;

2.35 "Purchasing Agent" shall mean Montreal Trust Company of Canada or any other party appointed as the transfer agent and registrar of the Company from time to time and any successor thereof;

2.36     "Share Purchase Election" shall have the meaning specified in Section
8.2 hereof;

2.37 "Shares" means the Common Shares or Non-Voting Shares, as the case may be;

2.38     "Stock Exchange" means The Toronto Stock Exchange;

2.39 "Subsidiary" means any corporation that is a subsidiary of the Company (as such term is defined in the Company Act (British Columbia), as such provision is from time to time amended, varied or reenacted); and

2.40 "Termination Date" means the day on which a Non-Employee Director ceases to be a Director of the Company or a director of a Subsidiary.


                                   ARTICLE 3
                                   AUTHORITY

3.1 Within the limitations set forth in the Plan and subject as hereinafter provided, the Board is authorized to provide for the grant of Options and to issue Deferred Share Units, all on such terms (which may vary as between Options) as hereinafter determined, and to issue Common Shares and Non-Voting Shares hereunder in the manner provided herein.

3.2 The HRC Committee has been delegated the power by the Board, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan with respect to Employee Options granted to Eligible Persons under Article 5 hereof:

         3.2.1 to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

         3.2.2 to interpret and construe the Plan and to determine all policy questions arising out of the Plan and any Employee Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the HRC Committee shall be final, binding and conclusive on the Company and the Optionee for all purposes;

         3.2.3 to determine to which Eligible Persons, Employee Options are to be granted, including the determination of designated employees;

         3.2.4 to determine the number of Non-Voting Shares covered by each Employee Option at the time of grant which, unless otherwise determined, shall be one Non-Voting Share for each Employee Option granted;

         3.2.5      to determine the Option Price;

         3.2.6 to determine, at the time of grant, when Employee Options will be granted, vest and be exercisable (including any performance targets or thresholds relating to vesting or exercise rights);

         3.2.7 to determine if the Non-Voting Shares that are subject to an Employee Option will be subject to any restrictions upon the exercise of such Employee Option, including the term of any Employee Option and vesting of any Employee Option;

         3.2.8 to determine such other matters as are provided for herein and not specifically requiring the approval of the Board; and

         3.2.9 to prescribe the form of the instruments relating to the grant, exercise and other terms of Employee Options.

3.3 The Governance Committee has been delegated the power by the Board, where consistent with the general purpose and intent of the Plan and subject to the specific provisions of the Plan with respect to Directors Options granted to Non-Employee Directors pursuant to Article 6 hereof:

         3.3.1 to establish policies and to adopt rules and regulations for carrying out the purposes, provisions and administration of the Plan;

         3.3.2 to interpret and construe the Plan and to determine all policy questions arising out of the Plan and any Directors Option granted pursuant to the Plan, and any such interpretation, construction or termination made by the Governance Committee shall be final, binding and conclusive on the Company and the Optionee for all purposes;

         3.3.3 to determine the number of Non-Voting Shares covered by each Directors Option at the time of grant which unless otherwise determined shall be one Non-Voting Share for each Directors Option granted;

         3.3.4      to determine the Option Price for the Directors Options;

         3.3.5 to recommend to the Board for its approval, the Ownership Target from time to time;

         3.3.6 to determine at the time of grant when Directors Options will be granted, vest and be exercisable (including any performance targets or thresholds relating to vesting or exercise rights);

         3.3.7 to determine if the Shares that are subject to a Directors Option will be subject to any restrictions upon the exercise of such Directors Option, including the term of any Directors Option and vesting of any Directors Option;

         3.3.8 to prescribe the form of the instruments relating to the grant, exercise and other terms of Directors Options and Annual Notice; and

         3.3.9 to determine such other matters as are provided for herein and not specifically requiring the approval of the Board with respect to matters contained in Article 6 and 8 hereof.


                                   ARTICLE 4
                            SHARES SUBJECT TO PLAN

4.1 Options may be granted in respect of authorized and unissued Shares as hereinafter provided. There are hereby reserved for issuance pursuant to the Plan the following Shares:

         (a) up to 3,454,217 Common Shares for all Employee Options and Directors Options granted before January 1, 2001; and

         (b) up to 18,000,000 Non-Voting Shares for all Options which may be granted on or after January 1, 2001 of which 100,000 Non-Voting Shares are reserved for issuance pursuant to the Compensation Portion.

Notwithstanding the foregoing no more than 10,000 Directors Options shall be granted to any Non-Employee Director in any one year. All Common Shares and Non-Voting Shares reserved for issuance hereunder as with respect to which a maximum is established are subject to adjustment or increase pursuant to the provisions of Article 9 hereof. The prescribed number of Non-Voting Shares reserved hereunder in the aggregate for Options or the Compensation Portion may be increased or changed by the Board subject to any applicable securities laws, the rules and regulations of any stock exchange on which the Non-Voting Shares are listed and the approval of the holders of Common Shares, if required by such stock exchange.

4.2 To the extent permitted by any stock exchange on which the Shares are listed, Shares in respect of which Options are not exercised and which are cancelled shall be available for the grant of subsequent Options under the Plan or the issuance of further Shares from treasury under the Plan. Other than as provided in the foregoing sentence, no further Options for Common Shares shall be granted under the Plan on and after January 1, 2001. No fractional Shares may be purchased or issued under the Plan.

4.3 In no event may the term of an Option exceed ten years from the Grant Date of the Option.

4.4 Notwithstanding the foregoing, any Option shall become exercisable to its full extent upon a resolution of the Board to that effect, which resolution may be enacted for any reason determined by the Board, including a determination there has been a change of control of the Company or that there is an anticipated change of control of the Company, which in the opinion of the Board warrants such determination.

4.5 The total number of Shares to be optioned to any Optionee or issued from treasury to Non-Employee Directors, under this Plan together with any Shares reserved for issuance under any other option or compensation plans for employees, of the Company or any Subsidiary or any other plans to such Optionee for Shares of the Company shall not exceed 5% of the issued and outstanding Shares at the Grant Date of the Option.

4.6 Notwithstanding any other provisions hereof, the majority of any Options granted under the Plan shall not be granted to insiders of the Company.

4.7 An Option is personal to the Optionee and is non-assignable other than by will or by the applicable laws of succession and devolution.


                                   ARTICLE 5
                        ELIGIBILITY, GRANT AND TERMS OF
                       EMPLOYEE OPTIONS AND TERMINATION

5.1      Employee Options under this Article 5 may be granted to Eligible
Persons.

5.2 Employee Options may be granted, based on such recommendations of the HRC Committee to the Board following receipt by the HRC Committee of advice from the Chief Executive Officer of the Company or with respect to designated employees who are not executives as advised by the Senior Vice-President, Human Resources of the Company or such other person designated by the HRC Committee.

5.3      Subject as herein and as otherwise specifically provided for in this
Article 5, the number of Shares subject to each Employee Option, the Option Price, the expiration date of each Employee Option, the vesting rights with respect to the Employee Option or the extent to which each Employee Option is exercisable from time to time during the term of the Employee Option (including any performance targets or thresholds relating to vesting or exercise rights) and other terms and conditions relating to each such Employee Option shall be determined by the HRC Committee at the time of grant; provided, however, that if no specific determination is made with respect to any of the following matters, each Employee Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

         5.3.1 the Option Price shall be the price as determined pursuant to subparagraph (i) of Section 2.26 hereof;

         5.3.2 the period during which an Employee Option shall be exercisable shall be ten years from the Grant Date of the Employee Option;

         5.3.3      the Optionee may take up and pay for not more than 33
                    1/3% of the Shares covered by the Employee Option on and after the expiration of each 12-month period from the Grant Date, so that 100% of the Shares covered by any Employee Option shall be exercisable on and after the third anniversary of the Grant Date; provided, however, that if the number of Shares taken up under the Employee Option during any such 12-month period is less than 33 1/3% of the Shares covered by the Employee Option, the Optionee shall have the right, at any time or from time to time during the remainder of the term of the Employee Option, to purchase such number of Shares subject to the Employee Option that were purchasable, but not purchased by him or her during such 12-month period.

5.4 Subject to Section 5.5 hereof and to any subsequent resolution passed by the Board with respect to any Employee Options, an Employee Option, including all rights to purchase Shares pursuant thereto or acquire the appreciated value of Common Shares if an Option Purchase Right has been granted to the Optionee, if any, shall expire and terminate immediately upon the Optionee ceasing to be an officer or employee of the Company or an officer or employee of any Subsidiary.

5.5 If before the expiry of an Employee Option in accordance with the terms thereof, the employment of the Optionee by the Company or any Subsidiary shall terminate or cease and the Optionee shall cease to be an officer or an employee of the Company or any Subsidiary the following shall apply:

         5.5.1 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of a voluntary termination, other than normal retirement or permanent disability (such date of termination being herein being called the "voluntary termination date"), all Employee Options held by such Optionee, whether exercisable or unexercisable at the voluntary termination date, shall be terminated and cease to be exercisable on and after the voluntary termination date unless such other period shall be granted subject to the terms hereof as determined by the HRC Committee;

         5.5.2 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of normal retirement (such date of retirement herein being called the "retirement date"), all Employee Options held by such Optionee, whether exercisable or unexercisable at the retirement date shall be exercisable on and after the retirement date for the remaining term of the Employee Options as granted;

         5.5.3 if the Optionee shall cease to be an officer or employee of the Company or a Subsidiary by reason of permanent disability (such date at which time the Optionee is determined to be disabled being called the "disability date"), all Employee Options held by such Optionee, whether exercisable or unexercisable at the disability date shall be exercisable on and after the disability date for the remaining term of the Employee Options as granted;

         5.5.4 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary without just cause (the date of the giving of notice of termination herein being called the "termination date"), all Employee Options held by such Optionee, which are exercisable at the termination date shall be exercisable on and after the termination date and for a period of 90 days thereafter and all such Employee Options held by such Optionee, which are unexercisable at the termination date shall be terminated and shall cease to be exercisable on or after the termination date, unless otherwise determined by the HRC Committee, subject to the terms hereof;

         5.5.5 if the Optionee shall cease to be an employee or officer of the Company or a Subsidiary by reason of termination by the Company or a Subsidiary with just cause (such date of termination being herein called the "termination date"), all Employee Options held by such Optionee, whether exercisable or unexercisable at the termination date shall be terminated and shall cease to be exercisable on and after the termination date;

         5.5.6 if the Optionee, including an Optionee who has ceased to be an officer or employee of the Company or a Subsidiary, shall die, all Employee Options held by such Optionee, which are exercisable at the date of death, or which become exercisable within a period of 12 months from the date of death, shall be exercisable on and after the date of death, by the legal personal representative(s) of the estate of the Optionee, subject to the terms of the Plan, during a period of the earlier of 12 months following the date of death, or the expiry of the Employee Option. All Employee Options held by such Optionee, which are not exercisable within such term shall be terminated.

5.6      For the purpose hereof:

         5.6.1 "normal retirement" shall occur where the employee and officer is entitled to full or early retirement benefits under the pension plan of the Company or its Subsidiaries to which such employee or officer is entitled to receive a pension unless otherwise determined by the Company;

         5.6.2 "permanent disability" shall occur when the Optionee is determined, by the appropriate authority under the applicable disability plan under which the Optionee is entitled to benefits, based on medical evidence to have virtually no potential to return to work at the Company or any of its Subsidiaries by reason of a severe permanent physical or mental condition; and

         5.6.3 "just cause" means conduct of the officer or employee that is finally determined (after all rights of appeal have been exhausted or have expired) by a court of competent jurisdiction to be, or is agreed in writing by the officer or employee to be, conduct entitling the Company or a Subsidiary to terminate such officer's or employee's employment without any notice or compensation in lieu of notice.

5.7 Employee Options shall not be affected by any change of employment of the Optionee or by the Optionee ceasing to be an officer where the Optionee continues to be employed by the Company or any Subsidiary, unless the Optionee shall also cease to be an employee.


                                   ARTICLE 6
                        ELIGIBILITY, GRANT AND TERMS OF
                       DIRECTORS OPTIONS AND TERMINATION

6.1 Directors Options under this Article 6 may be granted to Non-Employee Directors.

6.2 Options may be granted by the Company, based on such recommendations of the Governance Committee to the Board.

6.3      Subject as herein and as otherwise specifically provided for in this
Article 6, the number of Shares subject to each Directors Option, the Option Price, the expiration date of each Directors Option, the vesting rights with respect to the Directors Option or the extent to which each Directors Option is exercisable from time to time during the term of the Directors Option (including any performance targets or thresholds relating to vesting or exercise rights), and other terms and conditions relating to each such Directors Option shall be determined at the time of grant; provided, however, that if no specific determination is made with respect to any of the following matters, each Directors Option shall, subject to any other specific provisions of the Plan, contain the following terms and conditions:

         6.3.1 the Option Price shall be the price as determined pursuant to subparagraph (i) of Section 2.26 hereof;

         6.3.2 the period during which a Directors Option shall be exercisable shall be ten years from the Grant Date of the Directors Option; and

         6.3.3 the Directors Option shall immediately vest upon the grant thereof.

6.4 Options granted before January 1, 2001 shall include an Option Purchase Right with respect thereto.

6.5 If before the expiry of a Directors Option in accordance with the terms thereof, the Non-Employee Director shall cease to be a Director or a director of any Subsidiary, the following shall apply:

         6.5.1 if the Optionee, including an Optionee who has ceased to be a Director or a director of a Subsidiary, shall die, all Directors Options held by such Optionee which are exercisable at the date of death, or which become exercisable within a period of 12 months from the date of death, shall be exercisable on and after the date of death by the legal personal representative(s) of the estate of the Optionee, subject to the terms of the Plan, during a period of the earlier of 12 months following the date of death, or the expiry of such Directors Option. All Directors Options, held by such Optionee which are not exercisable within such term shall be terminated; and

         6.5.2 if the Optionee shall cease to be a Director or a director of any Subsidiary for any reason other than death, all Directors Options held by such Optionee, whether exercisable or unexercisable at the date of such cessation shall be exercisable on and after the Termination Date for the remaining term of the Directors Options as granted; provided however that if that Optionee shall at any time after the Termination Date become a director, officer or employee of any corporation or entity which competes with the Company or its Subsidiaries (the "Competing Entity"), all Directors Options, held by such Optionee whether exercisable or unexercisable on or after the date such Optionee becomes a director, officer or employee of that Competing Entity shall be terminated and forfeited.


                                   ARTICLE 7
                              EXERCISE OF OPTIONS

7.1 Subject to the provisions of the Plan, an Option to purchase Shares, may be exercised from time to time, within the period in which they are exercisable by delivery to the Company of a written notice of exercise addressed to the Corporate Secretary of the Company at its registered office or such other address as the Corporate Secretary shall advise all Optionees in writing, specifying the class and the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the applicable Option Price of the Shares to be purchased. When requested, certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such notice and payment.

7.2 Notwithstanding the foregoing or any other provisions of the Plan if with respect to an Employee Option granted before January 1, 2001 the Optionee was granted an Option Purchase Right and with respect to Directors Options granted before January 1, 2001, the Option Purchase Right provided for therein, that Optionee shall have the right, by written notice (the "Option Purchase Notice") exercisable at the time that an Option may be exercised, requesting that the Company purchase from the Optionee all or any part of the vested Options held by the Optionee as specified in the Option Purchase Notice at a price equal to the difference between the Option Purchase Price and the Option Price for those Options. Upon any repurchase hereunder the number of Shares represented by the Option or Option Purchase Right, for the purpose of the Plan, shall be cancelled and may not be eligible for the further grant of an Option hereunder. Notwithstanding the foregoing the Company shall have the right by written notice to the Optionee (the "Overriding Notice") to override all or any part of the Option Purchase Notice and require the Optionee to exercise the Option and acquire the Common Shares for which the Company has given the Overriding Notice. For greater certainty, no Option Purchase Rights shall be granted to any Optionee under any Employee Options on or after January 1, 2001 and no Directors Options granted on or after January 1, 2001 shall contain any Option Purchase Right.


                                   ARTICLE 8
                      DIRECTORS COMPENSATION ARRANGEMENTS

8.1     A Non-Employee Director shall give annually give an annual notice
(the "Annual Notice") to the Corporate Secretary electing that, subject as hereafter provided, the Annual Retainer and Meeting Fees be (i) paid to him or her in cash, (ii) applied to the acquisition of Shares, (iii) applied to the issue of Deferred Share Units, or (iv) be dealt with by any combination of the foregoing, all as specified in the Annual Notice, such Annual Notice to be received by the Corporate Secretary on or before February 15th of any year provided that with respect to 1999, such Annual Notice shall be given on or before June 30, 1999 and with respect to any new Non-Employee Director, such Annual Notice shall be given within 60 days of such Non-Employee Director becoming a Director.

8.2 Pursuant to the Annual Notice and at the times as required hereunder, the Company shall cause the Purchasing Agent to acquire on behalf of all Non-Employee Directors who have elected to acquire Shares, Shares in the market as hereinafter set forth, for the account of such Non-Employee Director. The number of Shares to be purchased shall be determined by applying the portion of the Annual Retainer and Meeting Fees specified to be so applied by all of the Non-Employee Directors to the acquisition of Shares less any required withholding thereon (the "Share Purchase Election"), to the purchase of Shares. Any Shares required will be purchased quarterly by the Purchasing Agent on behalf of the Non-Employee Director who have so elected, in arrears, on or about the 15th day of the months of January, April, July and October on the Stock Exchange. In the event Common Shares are not available for purchase on behalf of non-Canadian Non-Employee Directors due to the foreign ownership levels of the Company at the time, the Purchasing Agent shall acquire the approximate value of Non-Voting Shares in the same manner. The costs of the Purchasing Agent will be borne by the Company. All Shares so purchased are to be registered in the name of the Non-Employee Director and shall be eligible to for dividend reinvestment under the Company's Dividend Reinvestment and Share Purchase Plan. The cost to each Non-Employee Director for Shares purchased hereunder will be the Average Cost by the Purchasing Agent for the purchase of all Shares of the class purchased on the date for all Non-Employee Directors in the Plan.

8.3 Pursuant to the Annual Notice and from time to time as the Annual Retainer and Meeting Fees are paid, the Company shall cause the Plan Administrator to credit to an account from each Non-Employee Director the number of Deferred Share Units determined by dividing the portion of the Annual Retainer and Meeting Fees specified to be applied to the acquisition of Deferred Share Units in the Annual Notice by (i) for any Deferred Share Unit credited to the account of a Non-Employee Director before January 1, 2001, the Market Price of the Common Shares, and (ii) for any Deferred Share Unit credited to the account of a Non-Employee Director on or after January 1, 2001, the Market Price of the Non-Voting Shares, in each case, on the same dates as Shares are being acquired in the market by the Purchasing Agent.

8.4 Notwithstanding the foregoing, a Non-Employee Director shall not be entitled to receive all or any portion of his or her annual board retainer, forming part of the Annual Retainer, in cash unless the Ownership Target is met. If the Ownership Target is not met, the Non-Employee Director must elect to receive payment of the Annual Board Retainer in the form of Shares or Deferred Share Units. The Ownership Target shall be met within five years of joining the board. Ownership towards the Ownership Target shall be determined annually as of the end of each fiscal year.

8.5 A Non-Employee Director who has elected to have the Annual Retainer and Meeting Fees applied pursuant to the purchase of Shares or the issuance of Deferred Share Units pursuant to an Annual Notice may rescind the Annual Notice or amend the instructions given in the Annual Notice to the Corporate Secretary on or before three weeks prior to any quarterly payment of the Annual Retainer or Meeting Fees.

8.6 Each Non-Employee Director's Deferred Share Unit account shall be credited with dividend equivalents on the day that dividends are paid on Shares and such dividend equivalents shall be converted into additional Deferred Share Units based on the Market Price on that date credited. A Deferred Share Unit shall entitle the Non-Employee Director to receive an amount equal to the applicable Market Price of the Common Shares or Non-Voting Shares for the number of Deferred Share Units respecting the Common Shares or Non-Voting Shares, as the case may be, held for the Non-Employee Director on the Termination Date in accordance with Section 8.8 hereof.

8.7 Notwithstanding the foregoing the Company shall have the right, at its discretion, to determine to issue Non-Voting Shares from treasury to satisfy the election by the Non-Employee Director to apply the Share Purchase Election portion to the acquisition of Non-Voting Shares. If the Company shall issue Non-Voting Shares from treasury, such Non-Voting Shares will be issued at a price equal to the Market Price on the day the Share Purchase Election portion is to be applied as if Non-Voting Shares were purchased in the market under Section 8.2. Non-Voting Shares issued hereunder will be part of the amount reserved and set aside as provided under this Plan. All Non-Voting Shares issued hereunder will be issued in the name of the Non-Employee Directors electing to acquire such Non-Voting Shares and held by the Purchasing Agent on behalf of the Non-Employee Director in non-certificated form.

8.8 Upon a Non-Employee Director ceasing to be a Director or a director of a Subsidiary in any manner whatsoever, the Company shall pay to the Non-Employee Director or the Non-Employee Director's legal representative an amount equal to the number of Deferred Share Units held by the Plan Administrator on behalf of the Non-Employee Director multiplied by the applicable Market Price for Common Shares or Non-Voting Shares, as the case may be, on such Termination Date, less any required withholding. In the alternative in the sole discretion of the Company it may issue from treasury such number of Non-Voting Shares as is required to meet its obligations under the Plan in the manner provided under Section 8.7 hereof. Non-Voting Shares issued hereunder will be part of the amount reserved and set aside as provided under this Plan. All Non-Voting Shares issued hereunder will be issued in the name of the Non-Employee Directors electing to acquire such Non-Voting Shares and held by the Purchasing Agent on behalf of the Non-Employee Director in non-certificated form. Any cash payment hereunder shall be made within one calendar year following such Termination Date and may be provided as a deferred receipt or in any manner agreed by the Company and the Non-Employee Director provided however that if no agreement shall be reached within a reasonable period, the Company may pay such amount by cheque to the Non-Employee Director. Notwithstanding paragraph 8.6 hereof, the Non-Employee Director shall not be entitled to any further dividend equivalents from and after the Termination Date. Notwithstanding the provisions hereof for any Non-Employee Director for whom a Termination Date has occurred within the period after the Effective Date but prior to the approval date of the Plan, the payment hereunder will be made within a reasonable time following such necessary approvals.


                                   ARTICLE 9
                        GENERAL AND CERTAIN ADJUSTMENTS

9.1 Notwithstanding any of the provisions contained in the Plan or in any Option, the Company's obligation to issue Shares to an Optionee pursuant to the exercise of an Option or as permitted under the Plan shall be subject to:

         9.1.1 completion of such registration or other qualification of such Shares issuable under all Options or obtaining approval of such governmental authority as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

         9.1.2 the Company being satisfied that the issuance of Shares on exercise of an Option will be in compliance with the applicable laws of Canada or any province thereof or if necessary, with the applicable laws of the United States, or any state thereof;

         9.1.3 the Company being satisfied that upon the issuance of Common Shares hereunder the Company will continue to be in compliance with the Canadian Telecommunications Common Carrier Ownership and Control Regulations pursuant to the Telecommunications Act or any other regulation applicable to the Company and its Subsidiaries with respect to the holding of voting or equity shares by persons who are non-Canadian;

         9.1.4 the admission of such Shares to listing on any stock exchange on which the Shares may then be listed; and

         9.1.5 the receipt from the Optionee or Non-Employee Director of such representations, agreements and undertakings, including as to future dealings in such Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In this connection the Company shall, to the extent necessary, take all reasonable steps to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on any stock exchange on which the such Shares are then listed.

9.2 Appropriate adjustments in the number of Shares subject to the Plan, as regards Options granted or to be granted in the number of Shares optioned, in the applicable Option Price and in the Deferred Share Units held for a Non-Employee Director, shall be made by the Board to give effect to adjustments in the number of Shares resulting from subdivisions, consolidations or reclassifications of the applicable class of Shares of the Company, the payment of stock dividends by the Company (other than dividends in the ordinary course paid on a regular dividend payment date including any stock dividends which may be paid in lieu of regular cash dividends) or other relevant changes in the capital of the Company. In the event that the Company is reorganized, merged, consolidated or amalgamated with another corporation, the Board shall make such provisions as it sees fit for the continuance of Options and Deferred Share Units outstanding under the Plan and to prevent their dilution or enlargement.


                                  ARTICLE 10
                      AMENDMENT OR DISCONTINUANCE OF PLAN

10.1 The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may increase the maximum number of Shares that may be optioned under the Plan, change the manner of determining the Option Price, without the consent of the Optionee, alter or impair any Option previously granted to an Optionee under the Plan unless such alteration is not prejudicial to any Option previously granted or, without the consent of a Non-Employee Director, alter or impair any Deferred Share Units held, unless such alteration is not prejudicial to such Non-Employee Directors, and further provided that any amendment shall require the approval of the Stock Exchange and the other stock exchange or stock exchanges on which the applicable Shares are then listed, if any, and all other applicable regulatory authorities.


                                  ARTICLE 11
                                ADMINISTRATION

11.1 To the extent permitted by law, each of the Committees may, from time to time, delegate the day-to-day administration of the Plan to a Plan Administrator (as hereinafter defined) on such terms and conditions as such Committee considers appropriate. "Plan Administrator" shall mean a person or company (which may be management of the Company, a trust company or other qualified third party or individual) appointed by the Committee to act as administrator of the Plan for the benefit of persons thereunder. The Plan Administrator shall have such administrative responsibilities as the Committee shall specify, including the maintenance of accounts, and reporting to persons thereunder. The Committees and the Plan Administrator shall exercise any powers delegated to them hereunder or as contemplated herein in the manner and on the terms authorized and any decision made or action taken by the Committees or the Plan Administrator, as the case may be, arising out of or in connection with the administration or interpretation of the Plan in this context shall be final and conclusive, subject only to the overriding discretion of the Board with respect to the Plan and the administration thereof.

11.2 Whenever the Board or a Committee is to exercise discretion in the administration of the terms and conditions of the Plan or any determinations or approvals contemplated in the Plan, the term "discretion" shall mean the sole and absolute discretion of the Board or the applicable Committee, as the case may be.

11.3 All actions and determinations (including all omissions with respect to the foregoing) which are taken or made in good faith by the Board or, by a Committee or the Plan Administrator, shall not subject any members of the Board or the Committee, or the Plan Administrator to any liability whatsoever to any person hereunder or their beneficiaries and legal representatives.

11.4 All costs and expenses of the administration of this Plan including those of the Purchasing Agent shall be borne by the Company.


                                  ARTICLE 12
                           MISCELLANEOUS PROVISIONS

12.1 The holder of an Option shall not have any rights as a holder of the applicable Shares with respect to any of the Shares covered by such Option until such holder shall have exercised such Option in accordance with the terms of the Plan (including tendering payment in full of the Option Price of the Shares in respect of which the Option is being exercised) and the Company shall issue such Shares to the Optionee in accordance with the terms of the Plan in those circumstances. Any holder of Deferred Share Units shall not have any rights as a holder of the applicable Shares as such.

12.2 Nothing in the Plan or any Option shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or remain a Director of the Company or a director of any Subsidiary or affect in any way the right of the Company or any such Subsidiary to terminate his or her employment at any time or remove him or her as a Director; nor shall anything in the Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Company or any such Subsidiary, to extend the employment of any Optionee beyond the time that he or she would normally be retired pursuant to the provisions of any present or future retirement plan of the Company or any Subsidiary or any present or future retirement policy of the Company or any Subsidiary, or beyond the time at which he or she would otherwise be retired pursuant to the provisions of any contract of employment with the Company or any Subsidiary or the appointment of a person as a Director or a director of a Subsidiary.

12.3 References herein to any gender include all genders and to the plural includes the singular and vice versa.

12.4     Time shall be of the essence hereof.


                                  ARTICLE 13
                      SHAREHOLDER AND REGULATORY APPROVAL

13.1 The Plan, as amended and restated, shall be subject to and to acceptance by The Toronto Stock Exchange. Any Options granted prior to such approval and acceptance shall be conditional upon such approval and acceptance being given and no such Options may be exercised unless and until such approval and acceptance is given.

13.2 The Plan as amended and restated shall be effective on and after January 1, 2001, subject to Section 13.1 hereof.